                              TIME HORIZON FUNDS
                                  EXHIBIT 16
                                 TOTAL RETURN
                                CLASS A SHARES
                              LOAD CALCULATIONS
                                 PORTFOLIO 1

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:    4.50%
-----------------------------
T = (ERV/P) - 1

WHERE:                     T =    TOTAL RETURN

                           ERV =  ENDING REDEEMABLE VALUE AT THE END
                                  OF THE PERIOD OF A HYPOTHETICAL
                                  $1,000 INVESTMENT MADE AT THE
                                  BEGINNING OF THE PERIOD.


                           P =    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  SINCE INCEPTION:                (  09/05/95 TO          12/31/95 ):
                                  (     986.6 /1,000) - 1 =             -1.34%
  YEAR TO DATE:                   (  09/05/95 TO          12/31/95 ):
                                  (     986.6 /1,000) - 1 =             -1.34%
  QUARTERLY:                      (  10/01/95 TO          12/31/95 ):
                                  (     984.7 /1,000) - 1 =             -1.53%
  MONTHLY:                        (  12/01/95 TO          12/31/95 ):
                                  (     963.6 /1,000) - 1 =             -3.64%

                             TIME HORIZON FUNDS
                             EXHIBIT 16
                             TOTAL RETURN
                             CLASS A SHARES
                             NO LOAD CALCULATIONS
                             PORTFOLIO 1

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   0.00%
---------------------------
T = (ERV/P) - 1

WHERE:                       T =     TOTAL RETURN

                            ERV =   ENDING REDEEMABLE VALUE AT THE END
                                    OF THE PERIOD OF A HYPOTHETICAL
                                    $1,000 INVESTMENT MADE AT THE
                                    BEGINNING OF THE PERIOD.

                            P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  SINCE INCEPTION:                   (  09/05/95 TO          12/31/95 ):
                                     (   1,032.7 /1,000) - 1 =          3.27%
  YEAR TO DATE:                      (  09/05/95 TO          12/31/95 ):
                                     (   1,032.7 /1,000) - 1 =          3.27%
  QUARTERLY:                         (  10/01/95 TO          12/31/95 ):
                                     (   1,030.7 /1,000) - 1 =          3.07%
  MONTHLY:                           (  12/01/95 TO          12/31/95 ):
                                     (   1,008.6 /1,000) - 1 =          0.86%

                               TIME HORIZON FUNDS
                               EXHIBIT 16
                               TOTAL RETURN
                               CLASS B SHARES
                               CDSC LOAD CALCULATIONS
                               PORTFOLIO 1



AGGREGATE TOTAL RETURN
WITH CDSC OF:       5.00%
-------------------------

T = (ERV/P) - 1

WHERE:       T =     TOTAL RETURN

             ERV =   ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

             P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

    SINCE INCEPTION:        (  09/05/95 TO          12/31/95 ):
                            (     981.8 /1,000) - 1 =             -1.82%
    YEAR TO DATE:           (  09/05/95 TO          12/31/95 ):
                            (     981.8 /1,000) - 1 =             -1.82%
    QUARTERLY:              (  10/01/95 TO          12/31/95 ):
                            (     979.8 /1,000) - 1 =             -2.02%
    MONTHLY:                (  12/01/95 TO          12/31/95 ):
                            (     957.8 /1,000) - 1 =             -4.22%

                             TIME HORIZON FUNDS
                             EXHIBIT 16
                             TOTAL RETURN
                             CLASS B SHARES
                             CDSC NO LOAD CALCULATIONS
                             PORTFOLIO 1



AGGREGATE TOTAL RETURN
WITH CDSC OF:       0.00%
-------------------------

T = (ERV/P) - 1

WHERE:           T =     TOTAL RETURN

                 ERV =   ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                 P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

   SINCE INCEPTION:             (  09/05/95 TO          12/31/95 ):
                                (   1,031.9 /1,000) - 1 =              3.19%
   YEAR TO DATE:                (  09/05/95 TO          12/31/95 ):
                                (   1,031.9 /1,000) - 1 =              3.19%
   QUARTERLY:                   (  10/01/95 TO          12/31/95 ):
                                (   1,029.8 /1,000) - 1 =              2.98%
   MONTHLY:                     (  12/01/95 TO          12/31/95 ):
                                (   1,007.8 /1,000) - 1 =              0.78%

                               TIME HORIZON FUNDS
                               EXHIBIT 16
                               CLASS A SHARES
                               30-DAY S.E.C. YIELD CALCULATIONS
                               PORTFOLIO 1


                                              (a-b)
                                            ----------
30-Day S.E.C. Yield Equation   =   2 *{[(     (cd)     +1)(CARET)6]-1}  =


WHERE
                 a =     Dividends and interest earned during the period

                 b =     Expenses accrued for the period (net of reimbursements)

                 c = The average daily number of shares outstanding during the period that were entitled to receive dividends

                 d = The maximum offering price (NAV for No Load) per share on the last day of the period



     WITH  4.50% LOAD:


                           (     7,653.17 -   34.61 )
                           --------------------------
                  2 *{[(                             +1)(CARET)6]-1} =     4.11%
                           (  207,609.987 *   10.80 )


WITHOUT    4.50% LOAD:

                           (     7,653.17 -   34.61 )
                           --------------------------
                  2 *{[(                             +1)(CARET)6]-1} =     4.31%
                           (  207,609.987 *   10.31 )


      The performance was computed based on the thirty day period ending
                              December 31, 1995.

                               TIME HORIZON FUNDS
                               EXHIBIT 16
                               CLASS B SHARES
                               30-DAY S.E.C. YIELD CALCULATIONS
                               PORTFOLIO 1


                                          (a-b)
                                       ------------
30-Day S.E.C. Yield Equation = 2 *{[(      (cd)        +1)(CARET)6]-1}  =


WHERE
                 a =     Dividends and interest earned during the period

                 b =     Expenses accrued for the period (net of reimbursements)

                 c = The average daily number of shares outstanding during the period that were entitled to receive dividends

                 d = The maximum offering price (NAV for No Load) per share on the last day of the period




BASED ON N.A.V.





                        (    20,140.90 -  3,696.35 )
                        ----------------------------
                2 *{[(                               +1)(CARET)6]-1} =     3.52%
                        (  546,959.561 *     10.31 )


     The performance was computed based on the thirty day period ending
                             December 31, 1995.

                              TIME HORIZON FUNDS
                                  EXHIBIT 16
                                 TOTAL RETURN
                                CLASS A SHARES
                              LOAD CALCULATIONS
                                 PORTFOLIO 2

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:    4.50%
-----------------------------
T = (ERV/P) - 1

WHERE:                     T =    TOTAL RETURN

                           ERV =  ENDING REDEEMABLE VALUE AT THE END
                                  OF THE PERIOD OF A HYPOTHETICAL
                                  $1,000 INVESTMENT MADE AT THE
                                  BEGINNING OF THE PERIOD.


                           P =    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  SINCE INCEPTION:                (  09/05/95 TO          12/31/95 ):
                                  (     993.2 /1,000) - 1 =             -0.68%
  YEAR TO DATE:                   (  09/05/95 TO          12/31/95 ):
                                  (     993.2 /1,000) - 1 =             -0.68%
  QUARTERLY:                      (  10/01/95 TO          12/31/95 ):
                                  (     991.3 /1,000) - 1 =             -0.87%
  MONTHLY:                        (  12/01/95 TO          12/31/95 ):
                                  (     963.9 /1,000) - 1 =             -3.61%

                             TIME HORIZON FUNDS
                             EXHIBIT 16
                             TOTAL RETURN
                             CLASS A SHARES
                             NO LOAD CALCULATIONS
                             PORTFOLIO 2

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   0.00%
---------------------------
T = (ERV/P) - 1

WHERE:                       T =     TOTAL RETURN

                            ERV =   ENDING REDEEMABLE VALUE AT THE END
                                    OF THE PERIOD OF A HYPOTHETICAL
                                    $1,000 INVESTMENT MADE AT THE
                                    BEGINNING OF THE PERIOD.

                            P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  SINCE INCEPTION:                   (  09/05/95 TO          12/31/95 ):
                                     (   1,039.7 /1,000) - 1 =          3.97%
  YEAR TO DATE:                      (  09/05/95 TO          12/31/95 ):
                                     (   1,039.7 /1,000) - 1 =          3.97%
  QUARTERLY:                         (  10/01/95 TO          12/31/95 ):
                                     (   1,037.7 /1,000) - 1 =          3.77%
  MONTHLY:                           (  12/01/95 TO          12/31/95 ):
                                     (   1,009.6 /1,000) - 1 =          0.96%

                               TIME HORIZON FUNDS
                               EXHIBIT 16
                               TOTAL RETURN
                               CLASS B SHARES
                               CDSC LOAD CALCULATIONS
                               PORTFOLIO 2



AGGREGATE TOTAL RETURN
WITH CDSC OF:       5.00%
-------------------------

T = (ERV/P) - 1

WHERE:       T =     TOTAL RETURN

             ERV =   ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

             P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

    SINCE INCEPTION:        (  09/05/95 TO          12/31/95 ):
                            (     987.7 /1,000) - 1 =             -1.23%
    YEAR TO DATE:           (  09/05/95 TO          12/31/95 ):
                            (     987.7 /1,000) - 1 =             -1.23%
    QUARTERLY:              (  10/01/95 TO          12/31/95 ):
                            (     985.7 /1,000) - 1 =             -1.43%
    MONTHLY:                (  12/01/95 TO          12/31/95 ):
                            (     958.6 /1,000) - 1 =             -4.14%

                             TIME HORIZON FUNDS
                             EXHIBIT 16
                             TOTAL RETURN
                             CLASS B SHARES
                             CDSC NO LOAD CALCULATIONS
                             PORTFOLIO 2



AGGREGATE TOTAL RETURN
WITH CDSC OF:       0.00%
-------------------------

T = (ERV/P) - 1

WHERE:           T =     TOTAL RETURN

                 ERV =   ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                 P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

   SINCE INCEPTION:             (  09/05/95 TO          12/31/95 ):
                                (   1,037.8 /1,000) - 1 =              3.78%
   YEAR TO DATE:                (  09/05/95 TO          12/31/95 ):
                                (   1,037.8 /1,000) - 1 =              3.78%
   QUARTERLY:                   (  10/01/95 TO          12/31/95 ):
                                (   1,035.7 /1,000) - 1 =              3.57%
   MONTHLY:                     (  12/01/95 TO          12/31/95 ):
                                (   1,008.6 /1,000) - 1 =              0.86%

                               TIME HORIZON FUNDS
                               EXHIBIT 16
                               CLASS A SHARES
                               30-DAY S.E.C. YIELD CALCULATIONS
                               PORTFOLIO 2


                                             (a-b)
                                           ----------
30-Day S.E.C. Yield Equation   =   2 *{[(     (cd)     +1)(CARET)6]-1}  =


WHERE
                 a =     Dividends and interest earned during the period

                 b =     Expenses accrued for the period (net of reimbursements)

                 c = The average daily number of shares outstanding during the period that were entitled to receive dividends

                 d = The maximum offering price (NAV for No Load) per share on the last day of the period



     WITH  4.50% LOAD:

                           (     7,814.29 -   38.23 )
                           --------------------------
                  2 *{[(                             +1)(CARET)6]-1} =     3.81%
                           (  226,811.893 *   10.87 )


WITHOUT    4.50% LOAD:

                           (     7,814.29 -   38.23 )
                           --------------------------
                  2 *{[(                             +1)(CARET)6]-1} =     4.00%
                           (  226,811.893 *   10.38 )


      The performance was computed based on the thirty day period ending
                              December 31, 1995.

                               TIME HORIZON FUNDS
                               EXHIBIT 16
                               CLASS B SHARES
                               30-DAY S.E.C. YIELD CALCULATIONS
                               PORTFOLIO 2


                                          (a-b)
                                       ------------
30-Day S.E.C. Yield Equation = 2 *{[(      (cd)        +1)(CARET)6]-1}  =


WHERE
                 a =     Dividends and interest earned during the period

                 b =     Expenses accrued for the period (net of reimbursements)

                 c = The average daily number of shares outstanding during the period that were entitled to receive dividends

                 d = The maximum offering price (NAV for No Load) per share on the last day of the period




BASED ON N.A.V.





                        (    13,692.58 -  2,713.72 )
                        ----------------------------
                2 *{[(                               +1)(CARET)6]-1} =     3.21%
                        (  397,431.250 *     10.38 )


     The performance was computed based on the thirty day period ending
                             December 31, 1995.

                              TIME HORIZON FUNDS
                                  EXHIBIT 16
                                 TOTAL RETURN
                                CLASS A SHARES
                              LOAD CALCULATIONS
                                 PORTFOLIO 3

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:    4.50%
-----------------------------
T = (ERV/P) - 1

WHERE:                     T =    TOTAL RETURN

                           ERV =  ENDING REDEEMABLE VALUE AT THE END
                                  OF THE PERIOD OF A HYPOTHETICAL
                                  $1,000 INVESTMENT MADE AT THE
                                  BEGINNING OF THE PERIOD.


                           P =    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  SINCE INCEPTION:                (  09/05/95 TO          12/31/95 ):
                                  (     996.9 /1,000) - 1 =             -0.31%
  YEAR TO DATE:                   (  09/05/95 TO          12/31/95 ):
                                  (     996.9 /1,000) - 1 =             -0.31%
  QUARTERLY:                      (  10/01/95 TO          12/31/95 ):
                                  (     994.1 /1,000) - 1 =             -0.59%
  MONTHLY:                        (  12/01/95 TO          12/31/95 ):
                                  (     960.4 /1,000) - 1 =             -3.96%

                             TIME HORIZON FUNDS
                             EXHIBIT 16
                             TOTAL RETURN
                             CLASS A SHARES
                             NO LOAD CALCULATIONS
                             PORTFOLIO 3

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   0.00%
---------------------------
T = (ERV/P) - 1

WHERE:                       T =     TOTAL RETURN

                            ERV =   ENDING REDEEMABLE VALUE AT THE END
                                    OF THE PERIOD OF A HYPOTHETICAL
                                    $1,000 INVESTMENT MADE AT THE
                                    BEGINNING OF THE PERIOD.

                            P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  SINCE INCEPTION:                   (  09/05/95 TO          12/31/95 ):
                                     (   1,043.6 /1,000) - 1 =          4.36%
  YEAR TO DATE:                      (  09/05/95 TO          12/31/95 ):
                                     (   1,043.6 /1,000) - 1 =          4.36%
  QUARTERLY:                         (  10/01/95 TO          12/31/95 ):
                                     (   1,040.5 /1,000) - 1 =          4.05%
  MONTHLY:                           (  12/01/95 TO          12/31/95 ):
                                     (   1,005.5 /1,000) - 1 =          0.55%

                               TIME HORIZON FUNDS
                               EXHIBIT 16
                               TOTAL RETURN
                               CLASS B SHARES
                               CDSC LOAD CALCULATIONS
                               PORTFOLIO 3



AGGREGATE TOTAL RETURN
WITH CDSC OF:       5.00%
-------------------------

T = (ERV/P) - 1

WHERE:       T =     TOTAL RETURN

             ERV =   ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

             P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

    SINCE INCEPTION:        (  09/05/95 TO          12/31/95 ):
                            (     993.8 /1,000) - 1 =             -0.62%
    YEAR TO DATE:           (  09/05/95 TO          12/31/95 ):
                            (     993.8 /1,000) - 1 =             -0.62%
    QUARTERLY:              (  10/01/95 TO          12/31/95 ):
                            (     990.7 /1,000) - 1 =             -0.93%
    MONTHLY:                (  12/01/95 TO          12/31/95 ):
                            (     955.8 /1,000) - 1 =             -4.42%

                             TIME HORIZON FUNDS
                             EXHIBIT 16
                             TOTAL RETURN
                             CLASS B SHARES
                             CDSC NO LOAD CALCULATIONS
                             PORTFOLIO 3



AGGREGATE TOTAL RETURN
WITH CDSC OF:       0.00%
-------------------------

T = (ERV/P) - 1

WHERE:           T =     TOTAL RETURN

                 ERV =   ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                 P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

   SINCE INCEPTION:             (  09/05/95 TO          12/31/95 ):
                                (   1,043.8 /1,000) - 1 =              4.38%
   YEAR TO DATE:                (  09/05/95 TO          12/31/95 ):
                                (   1,043.8 /1,000) - 1 =              4.38%
   QUARTERLY:                   (  10/01/95 TO          12/31/95 ):
                                (   1,040.7 /1,000) - 1 =              4.07%
   MONTHLY:                     (  12/01/95 TO          12/31/95 ):
                                (   1,005.8 /1,000) - 1 =              0.58%

                               TIME HORIZON FUNDS
                               EXHIBIT 16
                               CLASS A SHARES
                               30-DAY S.E.C. YIELD CALCULATIONS
                               PORTFOLIO 3


                                              (a-b)
                                           ----------
30-Day S.E.C. Yield Equation   =   2 *{[(     (cd)     +1)(CARET)6]-1}  =


WHERE
                 a =     Dividends and interest earned during the period

                 b =     Expenses accrued for the period (net of reimbursements)

                 c = The average daily number of shares outstanding during the period that were entitled to receive dividends

                 d = The maximum offering price (NAV for No Load) per share on the last day of the period



     WITH  4.50% LOAD:

                           (     5,682.00 -   29.11 )
                           --------------------------
                  2 *{[(                             +1)(CARET)6]-1} =     3.64%
                           (  171,736.000 *   10.93 )


WITHOUT    4.50% LOAD:

                           (     5,682.00 -   29.11 )
                           --------------------------
                  2 *{[(                             +1)(CARET)6]-1} =     3.81%
                           (  171,736.000 *   10.44 )


      The performance was computed based on the thirty day period ending
                              December 31, 1995.

                               TIME HORIZON FUNDS
                               EXHIBIT 16
                               CLASS B SHARES
                               30-DAY S.E.C. YIELD CALCULATIONS
                               PORTFOLIO 3


                                          (a-b)
                                       ------------
30-Day S.E.C. Yield Equation = 2 *{[(      (cd)        +1)(CARET)6]-1}  =


WHERE
                 a =     Dividends and interest earned during the period

                 b =     Expenses accrued for the period (net of reimbursements)

                 c = The average daily number of shares outstanding during the period that were entitled to receive dividends

                 d = The maximum offering price (NAV for No Load) per share on the last day of the period




BASED ON N.A.V.





                        (    11,195.92 -  2,305.91 )
                        ----------------------------
                2 *{[(                               +1)(CARET)6]-1} =     3.04%
                        (  338,392.252 *     10.44 )


     The performance was computed based on the thirty day period ending
                             December 31, 1995.